UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Fidelity Private Credit Company LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01645	87-2722334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements

On March 11, 2024, the Board of Directors of Fidelity Private Credit Company LLC (formerly Fidelity Private Credit Central Fund LLC) (the “Fund”), approved certain operational changes and amendments to existing agreements in anticipation of accepting investments from third-party investors that are not Fidelity-advised funds or accounts. The Board approved a name change of the Fund to Fidelity Private Credit Company LLC and approved an amendment of the Fund’s Limited Liability Company Agreement (“First Amended and Restated Limited Liability Company Agreement”) to reflect the Fund’s new name and to make changes to, among other matters, drawdowns, transfers of units, and notice provisions in connection with accepting third-party investors. In addition, the Board of Directors approved the Fund entering into a Placement Agent Agreement (“Placement Agent Agreement”) with Fidelity Distributors Company LLC, with respect to the private placement of its Units.

The First Amended and Restated Limited Liability Company Agreement and Placement Agent Agreement became effective on March 11, 2024.

The foregoing description of the First Amended and Restated Limited Liability Company Agreement and the Placement Agent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amended and Restated Limited Liability Company Agreement and Placement Agent Agreement, which are attached hereto as Exhibit 3.1 and Exhibit 10.11, respectively, and is incorporated herein by reference.

Item 8.01 Other Events

On March 11, 2024, the Board of Directors of the Fund approved an amendment to the Transfer Agent Agreement (“Amended and Restated Transfer Agent Agreement”) with Fidelity Investments Institutional Operations Company LLC to introduce an asset-based fee of 10 basis points to the Fund. In addition, the Board of Directors approved an amendment to the Expense Support and Conditional Reimbursement Agreement (the “Amended and Restated Expense Support and Conditional Reimbursement Agreement”) to include the asset-based transfer agent fee into the definition of operating expenses which are subject to a 50 basis point expense cap, as well as to amend the recoupment methodology.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	First Amended and Restated Limited Liability Company Agreement of the Fund
10.11	Placement Agent Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Private Credit Company LLC

Date: March 15, 2024	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: President and Treasurer